Keefe, Bruyette & Woods 2008 Insurance Conference September 3, 2008 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
The Argo Group Story
An international specialty underwriter of property/casualty
insurance and reinsurance focused on niche markets
Headquartered in Bermuda
Operations in 50 states and worldwide
Total capitalization of $1.8 billion
Operations conducted through four business segments
Our Strategy
Deploy capital in the international specialty market for maximum return
Continuous focus on new business development and organic growth
Grow strategically through acquisitions
Prudent management of our balance sheet and investment portfolio
Major business
segment locations
Headquarters
Bermuda
Brussels
London
Maximize shareholder value through our focus on Return on Capital

Create domestic specialty franchise		
Access single international specialty market		
Enhance overall platform		

ARGO GROUP
Get there together

4.
Successful Strategy Execution
Goal Execution Status
• Expand US Excess and Surplus
franchise and broaden US
specialty platform
• Acquired Colony and Rockwood in 2001
• Acquired the assets of Interstate and
Grocers in 2005 and 2003
• Launched Public Entity business in 2001
• Acquired Massamont in 2008
• Completed 8 acquisitions of companies
and asset purchases over seven years
• PXRE transaction in 2007
• Launched Argo Re in 2008
• Establish Bermuda Platform
• Establish Lloyd’s Platform
• Heritage acquisition in 2008
• Enhance Argo’s risk profile
• Significantly managed down run-off / A&E
exposures
• Significantly reduced non-earning assets
• Proactively reduced sub-prime exposure in Q2:07
• Sold PXRE’s legacy casualty exposure in 2008
• Hired CFO in 2008
• Hired Andrew Carrier as Argo Re President in
2008
• Gained significant management talent from
Heritage acquisition
• Bolster management ranks

5.
Argo Today – A Diversified Business Model
Domestic      International
1
1
as of 2Q 2008
Note: Based on gross written premiums (GWP)
Insurance      Reinsurance Property      Casualty
E&S     Admitted
13%
87%
70%
30%
54%
46%
13%
87%

6.
What We Do?
Combined
Ratio*
Insureds
Segment Profile
Excess and
Surplus Lines
•Commercial Property and
Casualty
•Primarily on a non-admitted
basis
•Distribution through wholesale
agents and brokers
Commercial
Specialty
International
Specialty
•Heritage Underwriting Agency
plc
•Short-tail risks with an emphasis
on commercial specialty, and
non-US professional indemnity
insurance
92%
64%
Reinsurance
•Insureds include domestic
regional carriers and international
multi-line carriers
•Argo Re (class 4 specialty
reinsurance platform out of
Bermuda)
•Provides property CAT
reinsurance, property per risk
reinsurance, and proportional
property reinsurance
89%
* as of 2Q 2008
1 Excluding storm losses
2 One month of 2008
%
GWP*
46%
32%
13%
10%
91%
•Insureds include restaurants,
contractors, day care centers,
apartment complexes, and
others
•Commercial Property and
Casualty
•Primarily on an admitted basis
•Distribution through select
independent agents, brokers,
wholesalers and program
managers
•Food and hospitality, specialty
retail, religious institutions,
grocery stores, mining industry
and public entities
•Insureds include domestic and
international small/medium
commercial businesses,
transportation, fine arts and
specie, financial institutions and
others
1
1
2

7.
Pre-Tax Operating Income
($mm)
Excess & Surplus Lines
Largest and Most Profitable Segment
Status
Combined ratio in low 90% range
Colony & Argonaut Specialty
Competitive advantages
Excellent infrastructure
Underwriting expertise
Controlled distribution
Rated ‘A’ (Excellent) by A.M. Best
92.6%
88.9%
89.3%
Combined ratio
* Includes $6.1mm of U.S. storm losses in Q2
$58
$102
$113
2005 2006 2007
2008 YTD OI: $47.3mm*
2007 YTD OI: $58.8mm

8.
Pre-Tax Operating Income
($mm)
Commercial Specialty
Consistently Profitable Segment
Status
Combined ratio in low 90% range
Primarily retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities 92.6% 89.4%
88.7%
$38
$50
$61
2005 2006
2007
Combined ratio
*  Includes $10.3mm of U.S. storm losses in Q2
2008 YTD OI: $17.5mm*
2007 YTD OI: $26.2mm

Financial Strength Rating
BEST
A Excellent

ARGO GROUP
Get there together

9.
Argo Re
Positioned Well At Outset
Immediate Strengths
A rating by A.M. Best
Began 2008 with approx. $1.3B in capital
Appointed Andrew Carrier as Argo Re President
– New underwriting team in place
– Proven record of leadership
– Built diversified books of business
Utilize established infrastructure
Contributed $94 million of GWP and $15.5 million of
operating income in first half of 2008

10.
International Specialty
Heritage Brings Immediate Strategic Benefits
Enhances EPS and ROE
Further diversifies Argo Group’s business mix and geographic markets through Lloyd’s platform
Extends Argo Group’s market reach through Heritage’s distribution network
Provides Heritage with access to a Bermudian underwriting platform and additional capital
Provides Argo Group with additional skills, scale and flexibility to take advantage of potential opportunities throughout the insurance cycle

Heritage

ARGO GROUP US

Get there together

ARGO RE

Member Argo Group

ARGO GROUP
Get there together

11.
Combined Business Mix
Unique platform to prudently write business
worldwide and penetrate niche markets
Specialty Insurance
Excess & Surplus Lines
Commercial Specialty
Reinsurance
Quota share reinsurance
of business partners
Property reinsurance
Prospective insurance
opportunities
~70%
~10%
~20%
International Specialty (Lloyd’s)
Worldwide property
Non-U.S. liability

12.
$3
$144
2001 2007
Impressive Growth Story
Net Premium Earned Gross Written Premium
Net Income Investment Income
$186
$1,181
2000 2007
30%
CAGR
$125
$860
2000 2007
32%
CAGR
$62
$134
2000 2007
12%
CAGR
($mm)
92%
CAGR

13.
  94.3%*
94.0%*
92.7%
   92.1%**
90%
or less
2004 2005 2006 2007 Target Across
Cycle
Solid and Constantly Improving Underwriting Profitability
Combined Ratio for Ongoing Segments
* Exclusive of losses from hurricane activity
** Exclusive of merger-related expenses

14.
Significant Increases in Capital Relative to Operating Metrics
$1,259
$1,624
$1,816
$2,203
$2,558
$3,598
$860
$1,759
$992
$717
$567
$328
$1,181
$1,156
$1,056
$903
$788
$622
2.5x
3.8x
2.9x
2.0x
2.6x
2.6x
0.7x
1.2x
1.2x
1.3x
1.4x
1.9x
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2002 2003 2004 2005 2006 2007
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
Total Capitalization Earning Assets Gross Premiums Written EA Multiple GPW Multiple
($mm)

15.
Investment Portfolio
Fixed income (92%)
Equities (8%)
Total: $3.6bn Total: $0.3bn
• Average Rating of AA+
• Duration of 3.6 years
• Less than 1% subprime
• Internally and externally managed
• Conservative focus on large cap
31%
12%
21%
16%
15%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
5%
Financials
Industrial & Other
8%
86%
Unitized/Mutual Funds
6%

16.
Minimal Sub-prime Exposure
Total Argo Group Investment Portfolio - $3.9 billion
Sub-prime/Alt-A Exposure only 2.2% of Shareholder Equity
– Total exposure approximately $31mm (< 1% of total portfolio)
– 41% Alt-A / 59% Sub-prime
– 97% are AAA or AA rated
– Only 20% are 2005-2006 Vintage
All are AAA rated

17.
$45.85
$45.15
$23.40
$27.22
$30.35
$33.51
$39.08
2002 2003 2004 2005 2006 2007 30-Jun-08
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
Consistent Growth of Book Value
Book Value Per Share
13.0%
CAGR

18.
Argo Group 2007 Financial Highlights
2006 2007 Change
Gross Written Premium $ 1.15B $ 1.18B
2%
Net Earned Premium $ 813M $ 860M 6%
Total Revenue $ 939M
$ 1.0B
6%
Net Investment Income $ 105M $ 134M 28%
Net Income Per Share
$ 4.82
$ 5.58
16%

19.
Argo Group Six Month 2008 Financial Highlights
2007
Six Months
2008
Six Months
Change
Gross Written Premium $ 564M $ 744M
32%
Net Earned Premium $ 415M $ 481M 16%
Total Revenue $ 476M
$ 557M
17%
Net Investment Income $ 57M $ 75M 32%
Net Income Per Share (diluted)
$ 2.07
$ 1.94*
7%
* Impacted by losses from 15 U.S. storms in 2008-Q2 of $16.4M pre-tax

20.
Dec 31, 2007
2,425
21.0%
1,754
1,385
5,124
$3,598
369
$45.15
Dec 31, 2006
2,029
14.5%
992
848
3,722
$2,558
144
$39.08
Strong Balance Sheet and Capital Base
Reserves
Total Leverage
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness
Book Value Per Share
In millions, except for book value and leverage data
June 30, 2008
2,899
21.9%
1,796
1,402
6,234
$3,951
394
$45.85

21.
Drivers for Future Growth and Profitability
• Expand domestic specialty presence and product offerings
by leveraging indemnity “know-how”
• Capitalize on international platform to drive premium growth and profitability
• Prudently and opportunistically increase reinsurance writings
• Continue balance sheet optimization and capital
redeployment efforts
• Improve expense management
• Continue prudent acquisition strategy of companies and
assets to complement organic growth

22.
Why Argo?
• Broadly diversified insurance and reinsurance platform
• Deep product expertise in niche focus areas
• Proven track record of growth and profitability
• Proven ability to manage through insurance cycle
• Prudent risk management and controls
• Strong leadership
• Significant room for future growth
• ROE driven focus

Thank you Q&A